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Exhibit 99.1
UNITED STATES DISTRICT COURT DISTRICT OF KANSAS

SHIVA STEIN, Derivatively on Behalf of COMPASS MINERALS INTERNATIONAL, INC.,

Plaintiff,

vs.

KEVIN S. CRUTCHFIELD, RICHARD P. DEALY, EDWARD C. DOWLING, JR., ERIC FORD, GARETH JOYCE, MELISSA M. MILLER, JOSEPH E. REECE, LORI A. WALKER, PAUL S. WILLIAMS, AMY J. YODER, FRANCIS J. MALECHA, JAMES D. STANDEN, and ANTHONY J. SEPICH,

Defendants,

and

COMPASS MINERALS INTERNATIONAL, INC.,

Nominal Defendant.
Lead Case No. 23-cv-2038-EFM-ADM (Consolidated with Morelli v. Malecha, Case No. 24-cv-2495-EFM-ADM)
[Caption continued on following page]

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FABRIZIO MORELLI, Derivatively on Behalf of COMPASS MINERALS INTERNATIONAL, INC.,

Plaintiff,

vs.

FRANCIS J. MALECHA, JAMES D. STANDEN, ANTHONY J. SEPICH, KEVIN S. CRUTCHFIELD, RICHARD P. DEALY, EDWARD C. DOWLING, JR., ERIC FORD, GARETH JOYCE, MELISSA M. MILLER, JOSEPH E. REECE, LORI A. WALKER, PAUL S. WILLIAMS, AMY J. YODER, VALDEMAR L. FISCHER, RICHARD S. GRANT, DAVID J. D’ANTONI, and ALLAN R. ROTHWELL,

Defendants,

and

COMPASS MINERALS INTERNATIONAL, INC.,

Nominal Defendant.
Case No. 24-2495-EFM-ADM

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTIONS

TO: ALL CURRENT RECORD HOLDERS AND BENEFICIAL OWNERS OF COMPASS MINERALS INTERNATIONAL, INC. (“COMPASS” OR THE “COMPANY”) COMMON STOCK AS OF JULY 14, 2025 (THE “RECORD DATE”).

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF STOCKHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. IF THE COURT APPROVES THE PROPOSED SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND PURSUING THE RELEASED CLAIMS.
IF YOU HOLD COMPASS COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER.

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THE COURT HAS MADE NO FINDINGS OR DETERMINATIONS CONCERNING THE MERITS OF THE DERIVATIVE ACTIONS. THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES.
THE DERIVATIVE ACTIONS ARE NOT “CLASS ACTIONS.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR MONETARY PAYMENT.
THERE IS NO PROOF OF CLAIM FOR SHAREHOLDERS TO SUBMIT IN CONNECTION WITH THIS SETTLEMENT, AND, IF YOU DO NOT OBJECT TO THE PROPOSED SETTLEMENT DESCRIBED IN THIS NOTICE, YOU ARE NOT REQUIRED TO TAKE ANY ACTION IN RESPONSE TO THIS NOTICE.
Notice is hereby provided to you of the proposed Settlement1 of the above-captioned derivative actions (the “Derivative Actions”). This Notice is provided by order of the United States District Court for the District of Kansas (the “Court”). It is not an expression of any opinion by the Court. It is to notify current shareholders of the terms of the proposed Settlement of the Derivative Actions.
I.WHY THIS NOTICE HAS BEEN POSTED AND FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION
This notice (the “Notice”) is intended to notify Compass shareholders of the proposed Settlement of the above-captioned derivative actions styled Stein v. Crutchfield et al., Case No. 23-cv-2038-EFM-ADM (D. Kan.) (the “Stein Action”) and Morelli v. Malecha et al., Case No. 24-cv-2495-EFM-ADM (D. Kan.) (the “Morelli Action”) (collectively, the “Derivative Actions”).2 The following parties, through their respective counsel, have agreed upon terms to

1 The capitalized terms used in this Notice not otherwise defined herein are defined in the Stipulation and Agreement of Settlement (“Stipulation”) (dated July 14, 2025).
2 The Stein Action and the Morelli Action were consolidated “for the purposes of the discovery phase of the actions,” and the Stein Action was designated as the lead case. Stein Action, Doc. 25.

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settle the Derivative Actions and have signed the written Stipulation setting forth the terms of the Settlement: (i) plaintiffs Shiva Stein (“Plaintiff Stein”) and Fabrizio Morelli (“Plaintiff Morelli”) (collectively, the “Plaintiffs”), in the Derivative Actions, brought derivatively on behalf of Compass; (ii) nominal defendant Compass; and (iii) individual defendants Kevin S. Crutchfield, Richard P. Dealy, Edward C. Dowling, Jr., Eric Ford, Gareth Joyce, Melissa M. Miller, Joseph E. Reece, Lori A. Walker, Paul S. Williams, Amy J. Yoder, Francis J. Malecha, James D. Standen, Anthony J. Sepich, Valdemar L. Fischer, Richard S. Grant, David J. D’Antoni, and Allan R. Rothwell (the “Individual Defendants,” and together with Compass, the “Defendants,” and together with Compass and the Plaintiffs, the “Parties”). Subject to the approval of the Court and the terms and conditions expressly provided therein, the Stipulation is intended by the Parties to fully, finally, and forever resolve, discharge, and settle the Released Claims.
On October 14, 2025, the Court will hold a hearing (the “Settlement Hearing”). The purpose of the Settlement Hearing is to determine: (i) whether the Settlement of the Derivative Actions on the terms and conditions provided for in the Stipulation is fair, reasonable, and adequate to Compass and Current Compass Stockholders, and should be finally approved by the Court; (ii) whether a Judgment as provided in, and attached as Exhibit E to the Stipulation should be entered; (iii) whether to approve the agreed to Fee and Expense Amount; and (iv) such other matters as may be necessary or proper in the circumstances.
II.SUMMARY OF THE LITIGATION

A.Background

Compass mines and produces essential minerals, such as salt products for roadway de-icing and specialty plant nutrition minerals. The Company’s products have numerous applications across the consumer, industrial, and agricultural industries.

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The Derivative Actions allege that from October 31, 2017 until October 21, 2022, inclusive (the “Relevant Period”), the Individual Defendants—current or former Company officers and/or members of the Company’s Board of Directors (the “Board”)—breached their fiduciary duties to the Company and its shareholders and committed other alleged misconduct by failing to conduct adequate oversight and by intentionally or recklessly making or allowing others to make false and misleading statements concerning (a) the costs associated with the Company’s new continuous mining and continuous haulage (“CMCH”) system; (b) the Company’s ability to produce targeted levels of salt with the new CMCH system; (c) the salt production capacity at the Company’s rock salt mine in Goderich, Ontario; (d) the cost savings attributed to the new CMCH system; (e) the Company’s financial results; and (f) the adequacy of the Company’s internal controls.
The Derivative Actions allege that, as a result of the foregoing, the Company’s stock price declined substantially, precipitating the filing, and subsequent settlement, of charges by the U.S. Securities and Exchange Commission (“SEC”) against Compass and of a related federal securities class action lawsuit captioned Local 295 IBT Employer Group Welfare Fund v. Compass Minerals International, Inc. et al., Case No. 2:22-cv-02432-EFM-ADM (D. Kan.) by a class of Compass investors against the Company and certain of its officers (the “Securities Class Action”).
B.Procedural History

On February 1, 2023, Plaintiff Stein filed a verified shareholder derivative complaint on behalf of Compass in the Court in the Stein Action, alleging causes of action for breach of fiduciary duties, aiding and abetting breach of fiduciary duties, unjust enrichment, waste of corporate assets, and violations of Section 10(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Rule 10b-5 promulgated thereunder against the Individual Defendants.

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On January 9, 2024, pursuant to the parties’ joint motion, the Court entered an order staying the Stein Action until (1) the Securities Class Action was dismissed with prejudice; (2) completion of fact discovery in the Securities Class Action; or (3) the announcement of a settlement by the parties in the Securities Class Action (the “Stay”). During the pendency of the Stay, Defendants agreed to provide Plaintiff Stein with, among other things, written discovery produced in the Securities Class Action, subject to entry of a suitable protective order. Following negotiations, Plaintiff Stein and Defendants agreed to the terms of a Protective Order, which was approved by the Court on June 3, 2024 (the “Protective Order”). Beginning on June 18, 2024, Defendants began making productions of documents to Plaintiffs on a rolling basis, with the most recent productions having occurred on January 24, 2025, and February 12, 2025 (the “Discovery Production Documents”).
On October 30, 2024, Plaintiff Morelli filed a verified shareholder derivative complaint on behalf of Compass in the Court in the Morelli Action alleging causes of action for breach of fiduciary duties, abuse of control, gross mismanagement, waste of corporate assets, and unjust enrichment under Delaware law against the Individual Defendants, and for contribution under Sections 10(b) and 21D of the Exchange Act against Defendants Francis J. Malecha, James D. Standen, and Anthony J. Sepich.
On February 21, 2025, the Parties filed a Joint Motion to Consolidate the Stein Action and the Morelli Action (the “Motion to Consolidate”). On February 28, 2025, the Court granted in part and denied in part the Motion to Consolidate. In its Order, the Court granted consolidation “for the purposes of the discovery phase of the actions” and stated that “[t]he lower-numbered case, Stein, is designated as the lead case. Unless a filing concerns a matter unique to only one of

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the cases, all future non-dispositive filings in the consolidated action are to be made only in the lead case until further order.”
On April 7, 2025, following an extensive review of the Discovery Production Documents, Plaintiffs filed a detailed eighty-four page consolidated amended complaint, which incorporated the Discovery Production Documents.
C.Settlement Negotiations

The Parties, by and through their undersigned attorneys, engaged in months of good faith, arm’s-length discussions and negotiations with regard to the possible settlement of the Derivative Actions. On November 19, 2024, in conjunction with the Securities Class Action, the Parties participated in the mediation process with David M. Murphy, Esq. of Phillips ADR Enterprises (the “Mediator”), who has extensive experience mediating complex shareholder disputes similar to the Derivative Actions. In advance of the mediation, Plaintiffs provided Defendants with a detailed settlement demand, which contained substantial proposed corporate governance reforms aimed at strengthening the Company’s internal controls and corporate governance practices to prevent recurrence of the alleged damage to the Company at issue in the Derivative Actions. That mediation did not result in a settlement of the Derivative Actions.
Following the first mediation, the Parties continued engaging in good faith settlement negotiations of the Derivative Actions. On May 27, 2025, counsel for the Parties participated in a second full-day, private mediation with the Mediator. After extensive arm’s-length negotiations conducted with the Mediator’s assistance during the second mediation, the Parties agreed to the consideration for the Settlement. Specifically, the Company and the Board agreed to adopt the corporate governance reforms (the “Reforms”), attached to the Stipulation as Exhibit A, no later than thirty (30) days following the entry of the final Order by the Court approving the settlement.

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After reaching agreement on the principal terms of the Settlement, the Parties commenced negotiations during the second mediation regarding reasonable attorneys’ fees and expenses to be paid by the Individual Defendants’ Insurers to Plaintiffs’ Counsel, subject to Court approval, in consideration for the substantial benefits conferred upon Compass and Current Compass Stockholders by the Settlement. The Parties did not reach an agreement on the attorneys’ fees and expenses to be paid by the Individual Defendants’ Insurers to Plaintiffs’ Counsel during the mediation, but continued to negotiate and subsequently agreed upon the Fee and Expense Amount (defined herein). The Court will determine whether to approve the Fee and Expense Amount to Plaintiffs’ Counsel and Service Awards for the Plaintiffs to be drawn therefrom detailed in Section IV herein), or some other amount the Court deems appropriate.
III.TERMS OF THE PROPOSED SETTLEMENT

The principal terms, conditions and other matters that are part of the Settlement, which is subject to approval by the Court, are summarized below. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation and exhibits thereto, which have been filed with the Court and are also available for viewing on the Investor Relations page of Compass’ website at https://investors.compassminerals.com/investors-
relations/overview/default.aspx.

Within thirty (30) days of issuance of a final order approving the settlement of the Derivative Actions by the Court, the Board shall adopt resolutions to ensure the adoption, implementation, and maintenance of the Reforms, which are set forth in Exhibit A attached hereto, and which shall remain in effect for no less than eight (8) years.
Defendants acknowledge and agree that the Derivative Actions caused the adoption and implementation of the Reforms set forth in Exhibit A to the Stipulation. Defendants further

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acknowledge and agree that these Reforms confer substantial benefits on the Company and Current Compass Stockholders and that the Settlement on the terms set forth herein is in all respects fair, reasonable, and adequate, and serves the best interests of the Company and Current Compass Stockholders.
IV.PLAINTIFFS’    COUNSEL’S    FEE    AND    EXPENSE    AMOUNT    AND PLAINTIFFS’ SERVICE AWARDS

Prior to negotiating and agreeing upon the Fee and Expense Amount, the Parties negotiated and agreed upon the Reforms to be adopted as part of the Settlement. The Parties agree that the Settlement confers substantial benefits upon Compass and Current Compass Stockholders, and that Plaintiffs’ Counsel are entitled to reasonable attorneys’ fees and reimbursement of expenses in the amount of $1,400,000 (the “Fee and Expense Amount”), subject to the approval of the Court. The Individual Defendants’ Insurers are responsible for the payment of any Fee and Expense Amount, and the Parties agree that no other person or entity shall have any responsibility to contribute to or pay the Fee and Expense Amount. To date, Plaintiffs’ Counsel have not received any payments for their efforts on behalf of Compass stockholders, nor have Plaintiffs’ Counsel been reimbursed for their out-of-pocket expenses. The Fee and Expense Amount will compensate Plaintiffs’ Counsel for the substantial benefits achieved in the Derivative Actions, and the risks of undertaking the prosecution of the Derivative Actions on a contingent basis. Defendants shall play no role in the allocation of the Fee and Expense Amount among Plaintiffs’ Counsel.
Plaintiffs’ Counsel intend to apply to the Court for service awards of up to two thousand dollars ($2,000.00) for each of the two Plaintiffs to be paid from the Fee and Expense Amount in recognition of Plaintiffs’ participation and effort in the prosecution of the Derivative Actions (the “Service Awards.” Defendants shall not object to the application for the Service Awards.
V.RELEASES

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Upon the Effective Date, Plaintiffs (acting on their own behalf and derivatively on behalf of Compass), Defendants, and Current Compass Stockholders, and their respective Related Persons, shall be deemed to have, and by operation of law and of the Judgment, shall have, to the fullest extent permitted by law, fully, finally, and forever compromised, settled, resolved, waived, released, relinquished, discharged, and dismissed each and every one of the Released Claims against each and every one of the Released Persons and shall be forever barred and enjoined from prosecuting any of the Released Claims against any of the Released Persons.
Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, to the fullest extent permitted by law, fully, finally, and forever compromised, settled, resolved, waived, released, relinquished, discharged, and dismissed each and all of the Plaintiffs and Plaintiffs’ Counsel and their respective Related Persons from all claims (including Unknown Claims) arising out of, relating to, or in connection with, the institution, prosecution, assertion, settlement or resolution of the Derivative Actions or the Released Claims.
As defined in the Stipulation, “Released Claims” means any and all manner of claims of relief, debts, demands, rights or causes of action or liabilities whatsoever (including, but not limited to, any claims for compensatory damages, punitive damages, interest, attorneys’ fees, expert or consulting fees, and any other costs, expenses, liability or relief, monetary, injunctive, or otherwise), whether based on federal, state, local, foreign, international, statutory or common law or any other law, rule or regulation, whether fixed or contingent, accrued or unaccrued, liquidated or unliquidated, at law or in equity, matured or unmatured, pleaded or unpleaded, known or unknown, suspected or unsuspected (including Unknown Claims), arising out of or related to any of the claims that have been or could have been asserted in the Derivative Actions, or in any other forum by the Plaintiffs,

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the Defendants, or any Current Compass Stockholders derivatively on behalf of Compass, against the Released Persons that arise out of or relate to or in connection with the facts, allegations, transactions, events, matters, occurrences, acts, disclosures, statements, representations, omissions or failures to act which were alleged in the Derivative Actions or otherwise based on the same set of operative facts as alleged in the Derivative Actions, and any and all claims (including Unknown Claims) arising out of, relating to, or in connection with the prosecution, defense, settlement or resolution of the Derivative Actions against the Released Persons, except for (i) any claims related to the enforcement of the Settlement; (ii) any securities fraud claims by a class member pursuant to the approved plan of allocation in the Securities Class Action; and (iii) any claims by the Individual Defendants or any insured to enforce their rights relating to insurance coverage, indemnification, or under any contract.
As defined in the Stipulation, “Unknown Claims” means any Released Claim which any Plaintiff, Defendant, or Current Compass Stockholder does not know or suspect to exist in his, her or its favor at the time of the release of the Released Claims, including without limitation claims which, if known by him, her or it, might have affected his, her or its decision to enter into the Settlement with and release of the Released Persons, or might have affected his, her or its decision not to object to this Settlement. With respect to any and all Released Claims, the Parties stipulate and agree that, upon the Effective Date, the Parties shall expressly waive and relinquish, and each of the Current Compass Stockholders shall be deemed to have and by operation of the Judgment shall have expressly waived and relinquished to the fullest extent permitted by law, the provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to Section 1542 of the California Civil Code:

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A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

As defined in the Stipulation, “Released Persons” means each and all of the Defendants and/or any and all of their Related Persons.
VI.REASONS AND BENEFITS OF THE SETTLEMENT

Counsel for the Parties believe that the Settlement is in the best interest of Compass and its shareholders.
A.Why Did the Plaintiffs Agree to Settle?

Plaintiffs and Plaintiffs’ Counsel brought their claims in good faith and continue to believe that the claims asserted in the Derivative Actions have merit, and Plaintiffs’ entry into the Settlement is not intended to be and shall not be construed as an admission or concession concerning the relative strength or merit of the claims alleged in the Derivative Actions. However, Plaintiffs and Plaintiffs’ Counsel recognize and acknowledge the expense, time, and uncertainty inherent in the continued prosecution of their claims in the Derivative Actions through trial(s) and any possible subsequent appeal(s). Plaintiffs and Plaintiffs’ Counsel have also taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Derivative Actions, as well as the difficulties and delays inherent in such litigation. Plaintiffs and Plaintiffs’ Counsel are also mindful of the inherent problems of pleading the futility of a pre-suit litigation demand in a derivative action, and the possible defenses to the claims asserted in the Derivative Actions. Based on their extensive investigation and evaluation set forth in more detail in the Stipulation, Plaintiffs and Plaintiffs’ Counsel have determined that the Settlement is in the best interests of Compass and Current Compass Stockholders. Based on Plaintiffs’ Counsel’s

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thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiffs and Plaintiffs’ Counsel believe that the Settlement set forth in the Stipulation is fair, reasonable, and adequate, and in the best interests of Compass and Current Compass Stockholders.
B.Why Did the Defendants Agree to Settle?

Defendants deny any and all of the claims alleged in the Derivative Actions, including any allegations of wrongdoing, fault, negligence, liability, or damage to the Plaintiffs, the Company, or the Company’s stockholders. Defendants assert that, at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of Compass and its shareholders and maintain that they have meritorious defenses to all claims alleged in the Derivative Actions. Nonetheless, taking into account the uncertainty and risks inherent in any litigation, especially in complex cases such as the Derivative Actions, Defendants concluded that further litigation of the Derivative Actions could be protracted, burdensome, and expensive, and that it is desirable and beneficial that the claims asserted in, or that could be asserted in, the Derivative Actions be fully and finally settled and terminated in the manner and upon the terms and conditions set forth in the Stipulation.
VII.SETTLEMENT HEARING

On October 14, 2025, at 1:30 p.m., the Court will hold the Settlement Hearing, either in person at Kansas City courthouse for the United States District Court for the District of Kansas,
500 State Avenue, Room 259, Kansas City, Kansas 66101, or by telephone or videoconference (at the direction of the Court). At the Settlement Hearing, the Court will consider whether the Settlement is fair, reasonable and adequate and thus should be finally approved and whether the Derivative Actions should be dismissed with prejudice pursuant to the Stipulation.

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The Court also will rule upon Plaintiffs’ Counsel’s request for approval of the Fee and Expense Amount to Plaintiffs’ Counsel and Plaintiffs’ Service Awards.
Please note that the date and time of the Settlement Hearing may change without further written notice to Current Compass Stockholders. In order to determine whether the date and time of the Settlement Hearing have changed, it is important that you monitor the Court’s docket and the “Investor Relations” section of Compass’ website, https://investors.compassminerals.com/investors-relations/overview/default.aspx, before making any plans to attend the Settlement Hearing. Any updates regarding the Settlement Hearing, including any changes to the date or time of the hearing or updates regarding in- person or telephonic appearances at the hearing, will be posted to the “Investors Relation” section of Compass’ website, https://investors.compassminerals.com/investors- relations/overview/default.aspx.
VIII.RIGHT TO ATTEND SETTLEMENT HEARING

Any Current Compass Stockholder may, but is not required to, appear in person at the Settlement Hearing. If you want to be heard at the Settlement Hearing in opposition to the Settlement, the Fee and Expense Amount, or the Service Awards, then you must first comply with the procedures for objecting, which are set forth below. CURRENT COMPASS STOCKHOLDERS WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE SETTLEMENT HEARING OR TAKE ANY OTHER ACTION.
IX.RIGHT TO OBJECT TO THE SETTLEMENT AND PROCEDURES FOR DOING DO

You have the right to object to any aspect of the Settlement. You must object in writing, and you may request to be heard at the Settlement Hearing. If you choose to object, then you must follow these procedures.

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A.You Must Make Detailed Objections in Writing
Any objections must be presented in writing and must contain the following information:
1.Notice of intent to appear at the Settlement Hearing;

2.Your name, legal address, and telephone number;

3.Proof of being a Current Compass Stockholder as of the Record Date and representation that you will continue to own Compass common stock as of the date of the Settlement Hearing;

4.The date(s) which you acquired your Compass shares and the number of Compass shares held;

5.A detailed statement of your specific position with respect to the matters to be heard at the Settlement Hearing, including a statement of each objection being made; and

6.The grounds for each objection or the reasons for your desire to appear and be heard.

The Court will not consider any objection that does not substantially comply with these requirements. Any counsel retained by a purported objector for the purpose of asserting an objection must make a notice of appearance on the Court by September 30, 2025, which is fourteen (14) days prior to the Settlement Hearing.
B.You Must Timely Deliver Written Objections to the Court and to Counsel for Plaintiffs

YOUR WRITTEN OBJECTIONS MUST BE FILED WITH THE COURT AND SENT BY HAND OR BY FIRST CLASS MAIL, POSTAGE PRE-PAID TO PLAINTIFFS’ COUNSEL. THE WRITTEN OBJECTIONS MUST BE FILED WITH THE COURT AND POSTMARKED NO LATER THAN SEPTEMBER 30, 2025, WHICH IS FOURTEEN (14) CALENDAR DAYS
PRIOR TO THE SETTLEMENT HEARING to the following address:

Plaintiffs’ Counsel:    Clerk of the Court:

Seth D. Rigrodsky    United States District Court

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RIGRODSKY LAW, P.A.
300 Delaware Avenue, Suite 210
Wilmington, DE 19801
Telephone: (302) 295-5310 Email: sdr@rl-legal.com

Timothy Brown
THE BROWN LAW FIRM, P.C.
767 Third Avenue, Suite 2501 New York, NY 10017 Telephone: (516) 922-5427
Email: tbrown@thebrownlawfirm.net
District of Kansas (Kansas City) 500 State Avenue, Room 259 Kansas City, KS 66101 Telephone: (917) 735-2200 Email: ksd_clerks_kansascity@ksd.uscourts.gov

This Court will not consider any objection that is not timely filed with the Court and delivered to Plaintiffs’ Counsel.
Any person or entity who fails to object or otherwise requests to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement or otherwise request to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding, but shall otherwise be bound by the Judgment to be entered and the releases to be given.
Current Compass Stockholders do not need to appear at the Settlement Hearing or take any other action to indicate their approval.
X.HOW TO OBTAIN ADDITIONAL INFORMATION
This Notice summarizes the Parties’ Stipulation. It is not a complete statement of the events of the Derivative Actions or the Stipulation. Although the Parties believe that the descriptions about the Settlement that are contained in this Notice are accurate in all material respects, in the event of any inconsistencies between the descriptions in this Notice and the Stipulation, the Stipulation will control.
You may inspect the Stipulation and other papers at https://investors.compassminerals.com/investors-relations/overview/default.aspx.

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PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO
EITHER THE COURT OR THE CLERK’S OFFICE. Any questions you have about matters in this Notice should be directed by telephone or in writing to Plaintiffs’ Counsel at the address set forth above.
XI.NOTICE TO PERSONS OR ENTITIES HOLDING OWNERSHIP ON BEHALF OF OTHERS

Brokerage firms, banks and/or other persons or entities who held shares of Compass common stock for the benefit of others are requested to immediately send this Notice to all of their respective beneficial owners. If Current Compass Stockholders have questions or comments about the Settlement, they should follow the procedures listed above.

Dated: August 28, 2025        BY ORDER OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF KANSAS